HSBC FUNDS

HSBC Growth Fund (the “Fund”)

Supplement dated March 28, 2013 to the Prospectus
dated February 28, 2013 (the “Prospectus”)

Effective March 31, 2013, Patrick Burton will become a portfolio manager of the HSBC Growth Portfolio (the “Portfolio”). Effective July 1, 2013, R. Bartlett Wear will no longer serve as a portfolio manager to the Portfolio and all references to Mr. Wear will be removed from the Fund’s Prospectus. Clark Winslow and Justin Kelly will continue to serve as portfolio managers to the Portfolio. Additionally, the biographies for Justin H. Kelly and Clark J. Winslow are revised to reflect that effective March 31, 2013, Mr. Kelly serves as Chief Investment Officer of Winslow Capital Management, LLC (“Winslow” or the “Subadviser”).

Effective March 31, 2013, the “Portfolio Managers” subsection on page 8 is hereby revised as follows:

The management and investment decisions for the Portfolio are made by Clark J. Winslow, Chief Executive Officer and portfolio manager of the Subadviser; Justin H. Kelly, CFA, Chief Investment Officer and portfolio manager of the Subadviser; Patrick M. Burton, Managing Director and portfolio manager of the Subadviser; and R. Bartlett Wear, CFA, Senior Managing Director and portfolio manager of the Subadviser. Messrs. Winslow, Kelly and Wear have been primarily responsible for the portfolio management of the Portfolio since May 16, 2008 and Mr. Burton has been primarily responsible since March 31, 2013.

Effective March 31, 2013, the following language is added to the “HSBC Growth Fund (Growth Portfolio):” subsection on page 31:

Patrick M. Burton Mr. Burton is a Managing Director of Winslow and has managed the Portfolio since March 2013. Mr. Burton joined Winslow in 2010 and has 29 years of experience in the securities industry. Prior to joining Winslow, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his B.S. with distinction in Finance from the University of Minnesota. He is also a CFA charterholder.

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HSBC FUNDS

HSBC Growth Fund

Supplement dated March 28, 2013
to the Statement of Additional Information dated February 28, 2013 (the “SAI”)

Effective March 31, 2013, Patrick M. Burton will become a portfolio manager of the HSBC Growth Portfolio (the “Portfolio”). Effective July 1, 2013, R. Bartlett Wear will no longer serve as a portfolio manager of the Portfolio. Accordingly, the SAI is revised as follows:

1.	In the subsection entitled “Fund Ownership of Portfolio Managers” beginning on page 67, the table is hereby amended to include the following information for Patrick M. Burton as a portfolio manager for the Portfolio. The number of accounts and asset information presented below is as of February 28, 2013.

	NUMBER OF OTHER ACCOUNTS MANAGED			NUMBER OF ACCOUNTS AND TOTAL
	AND TOTAL ASSETS BY ACCOUNT TYPE			ASSETS FOR WHICH ADVISORY FEE IS
PERFORMANCE BASED

OTHER
NAME OF	REGISTERED	OTHER POOLED		REGISTERED	POOLED
PORTFOLIO	INVESTMENT	INVESTMENT	OTHER	INVESTMENT	INVESTMENT	OTHER
MANAGER	COMPANIES	VEHICLES	ACCOUNTS	COMPANIES	VEHICLES	ACCOUNTS
Patrick M. Burton	9 RICs	7 Accounts	1,998 Accounts	0	0	5 Accounts

	$23,752,000,000	$2,012,000,000	$9,505,000,000			$744,000,000

2.	Effective July 1, 2013, all references to R. Bartlett Wear will be removed from the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.